                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  Confidential, for use of the
                                              commission only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         AMERINST INSURANCE GROUP, LTD.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
-------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
-------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

-------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------------
     (5)  Total fee paid:

-------------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
-------------------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement Number:
-------------------------------------------------------------------------------
     (3)  Filing Party:
-------------------------------------------------------------------------------
     (4)  Date Filed:
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

                        AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                               No. 2 Reid Street
                            Hamilton, Bermuda HM11

                               ----------------

               NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 1, 2000

                               ----------------

To the Shareholders of AmerInst Insurance Group, Ltd.

   The Annual General Meeting of Shareholders of AmerInst Insurance Group, Ltd. (the "Company") will be held on Thursday, June 1, 2000, 10:00 a.m., local time, at The Newstead, 27 Harbour Road, Paget, Bermuda, for the following purposes:

  1. To elect three directors of the Company to serve for a term expiring at the 2003 Annual General Meeting of Shareholders;

  2. To appoint Deloitte & Touche as the Company's independent auditors; and

  3. To transact such other business as may properly come before the meeting or any adjournment thereof.

   The Board of Directors selected the close of business on March 31, 2000 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

   YOUR REPRESENTATION AT THIS MEETING IS IMPORTANT. IF YOU CANNOT BE PRESENT AT THE MEETING, PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY. A RETURN ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, WHICH, IF MAILED IN THE UNITED STATES, REQUIRES NO POSTAGE.

   A copy of the Company's proxy statement accompanies this notice.

                                          By order of the Board of Directors

                                          Ronald S. Katch
                                          Chairman of the Board

May 10, 2000

                        AmerInst Insurance Group, Ltd.
                       c/o USA Offshore Management, Ltd.
                               No. 2 Reid Street
                            Hamilton, Bermuda HMll

                                 MAILING DATE
                                 May 10, 2000

                               ----------------

          PROXY STATEMENT FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 1, 2000

                               ----------------

                              GENERAL INFORMATION

   This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of AmerInst Insurance Group, Ltd. (the "Company") for the Annual General Meeting of Shareholders to be held on Thursday, June 1, 2000, 10:00 am local time, at The Newstead, 27 Harbour Road, Paget, Bermuda, and at any continuation, postponement, or adjournment thereof. Costs of solicitation will be borne by the Company. Following the original solicitation of proxies by mail, certain officers and agents of the Company may solicit proxies by correspondence, telephone, or in person, without extra compensation. USA Offshore Management, Ltd., the Company's management company, may assist in the solicitation of proxies. The Company will reimburse brokers and other nominee holders for their reasonable expenses incurred in forwarding proxy materials to beneficial owners.

   Each proxy solicited herewith will be voted as the shareholder directs, but in the absence of such directions will be voted FOR each of the three (3) proposals described herein. Any proxy solicited herewith may be revoked by the shareholder at any time prior to the shareholder vote by filing with the Secretary of the Company a written revocation or duly executed form of proxy bearing a later date prior to the shareholder vote or by voting in person at the meeting.

   References to the term "AIIG" refer to the Company's predecessor entity, AmerInst Insurance Group, Inc., a Delaware corporation. On December 2, 1999, the Company and AIIG consummated an exchange transaction pursuant to an Exchange Agreement whereby AIIG transferred all of its assets and liabilities to the Company solely in exchange for newly issued Common Shares of the Company (the "Exchange"), and AIIG was then liquidated.

                               VOTING SECURITIES

   The close of business on Friday, March 31, 2000 has been fixed as the record date ("Record Date") for determining the holders of Common Shares of the Company entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. As of the Record Date, there were 331,716 shares of the Company's Common Shares issued and outstanding and entitled to vote at the meeting, with such Common Shares being held by 2,566 holders of record.

   Pursuant to the Company's Bye-Laws, the holders of Common Shares are entitled to elect the Board of Directors. Each Common Share entitles the holder thereof to one vote.

   Three directors will be elected at the 2000 Annual General Meeting of Shareholders.

   Two persons present in person at the Annual General Meeting and representing in person or by proxy at least one-third of the total issued voting Common Shares of the Company is required to establish a quorum for the Annual General Meeting. Directors will then be elected by the affirmative vote of a majority of the votes cast, in accordance with the Company's Bye-Laws. Likewise, with respect to the approval of any other action or actions proposed to be taken at the Annual General Meeting, the affirmative vote of the majority of votes cast is required. A shareholder otherwise entitled to vote present in person or represented by proxy may cast a vote by show of hands, or, under certain circumstances in accordance with the Company's Bye-laws, a demand for a poll can be made whereby each share, whether represented by a shareholder in person or by a proxy, receives one vote. On each such proposed action, abstentions are not considered in determining the number of votes cast. A broker non-vote (where a broker submits a proxy but does not have authority to vote a customer's shares on one or more matters) on a proposed action is considered not entitled to vote on that action and thus is also not counted in determining whether an action requiring approval of a majority of the shares present and entitled to vote at the Annual General Meeting has been approved. However, the Company does not believe that any of its Common Shares are currently being held by brokers on behalf of its shareholders.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

   The following table sets forth information as of March 31, 2000 with respect to beneficial ownership of the Company's Common Shares by each director, director nominee and officer of the Company and all directors and officers of the Company as a group. None of the directors, director nominees or officers of the Company, individually or as a group, owns greater than 1% of the outstanding Common Shares of the Company. No person known to the Company as of March 31, 2000 is the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of more than 5% of the Company's Common Shares. Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them. Except as otherwise noted, all information in the table and the accompanying footnotes is given as of March 31, 2000, and has been supplied by each of the persons included in the table.

                                                     Number of Shares of Common
     Name                                            Shares Beneficially Owned
     ----                                            --------------------------
     Ronald S. Katch, CPA (1).......................             400
     Bruce W. Breitweiser, CPA (2)..................             294
     Jerome A. Harris, CPA (3)......................             817
     David N. Thompson, CPA.........................              26
     Jeffry I. Gillman, CPA (4).....................             100
     Irvin F. Diamond, CPA (5)......................           2,000
     Jerrell A. Atkinson, CPA (6)...................             216
     Bruce Fenton/Paul Bailie.......................               0
     Janice Witkowski...............................               0
     All Directors and Officers as A Group (9
      Persons)......................................           3,853

--------
(1) Katch, Tyson & Company, CPAs, of which Mr. Katch is a partner, is the record and beneficial owner of the Company's Common Shares shown and has sole voting and investment power with respect to such Common Shares.
(2) Common Shares are held by IAA Trust Co. as trustee of the 401(k) Savings Plan of Dunbar, Breitweiser & Company for the benefit of Bruce W. Breitweiser.
(3) Checkers, Simon & Rosner, LLP, of which Mr. Harris is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(4) Gillman & Shapiro, P.A., of which Mr. Gillman is the managing shareholder, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(5) Rogoff Erickson Diamond & Walker, LLP, of which Mr. Diamond is a partner, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.
(6) Atkinson & Co., Ltd., of which Mr. Atkinson is the Senior Director, is the record and beneficial owner of the Common Shares shown and has sole voting and investment power with respect to such shares.

                             ELECTION OF DIRECTORS

   The Board of Directors of the Company consists of nine members as fixed by a shareholders' resolution of July 2, 1999. The Company's Bye-Laws divide the directors of the Company into three classes. The directors in a given class are elected for a term of three years, and the term of each class expires in a different year. The holders of the Company's Common Shares are being asked to elect Ronald S. Katch, Bruce W. Breitweiser, whose terms expire this year, and Paul Bailie to three-year terms expiring at the 2003 Annual General Meeting or until their successor(s) shall have been duly elected and qualified.

   Listed below is the name, age, officer position with the Company, principal business experience during the last five years, and other information regarding each person proposed to be nominated for election as a director as well as the continuing directors of the Company.

   Officers of the Company are elected annually by the Board of Directors to serve for a term of one year or until a successor is duly elected and qualified.

   The Board has nominated Ronald S. Katch, Bruce W. Breitweiser, and Paul Bailie to serve for a term of three years, and all proxies received from holders of Common Shares will be voted FOR the election of such nominees, except to the extent that persons giving such proxies withhold authority to vote for such nominees. The Company believes that the nominees for director will be able to serve. If any nominee would be unable to serve, the enclosed proxy confers authority to vote in favor of such other person as the Board of Directors at the time recommends to serve in place of such nominee.

   The Board recommends that Shareholders vote "FOR" the election of Messrs. Katch, Breitweiser, and Bailie.

Nominees for Election as Directors

Ronald S. Katch..........  Age 66. Director of the Company since July 1998.
                           Treasurer of AIIG from 1991 to December 1999. Director of AIIG since its formation in September of 1987 to December 1999. Managing Partner of Katch, Tyson & Company, CPAs, located in Northfield, Illinois, USA. Former member and Chairman of the AICPA Professional Liability Insurance Plan Committee.

Bruce W. Breitweiser.....  Age 51. Director of the Company since July 1998.
                           Vice President of AIIG from 1993 to December 1999. Director of AIIG from November 21, 1991 to December 1999. Managing Partner of Dunbar, Breitweiser & Company, LLP, Bloomington, Illinois, USA.

Paul Bailie..............  Age 39. Nominated for Director. Mr. Bailie has been
                           President of Triangle Insurance Management Ltd. since March 2000. Mr. Bailie joined the captive management industry in 1986 with Johnson & Higgins, Ltd. in Bermuda, worked for Johnson & Higgins, Ltd. in London from 1992 to 1994 to encourage captive and alternative risk transfer activities in the UK and Europe, and returned to Bermuda in 1994. From April 1995 to July 1997, he served as Vice President of Johnson & Higgins, Ltd. In August 1997, Mr. Bailie joined International Risk Management Limited (Bermuda) and served as its President from 1998 to March 2000. Mr. Bailie is an Associate of the Chartered Insurance Institute (U.K.). With his 21 years of experience in the insurance industry generally and 14 years experience in the captive management industry, Mr. Bailie has extensive knowledge of the alternative risk transfer business in the insurance industry with a special emphasis on captive insurance company issues.

Continuing Directors

Janice E. Witkowski......  Age 41. Director and Vice President and Treasurer
                           of the Company since January 1999. Chartered
                           Accountant since 1983. Articled with Coopers & Lybrand in Toronto, Canada before joining Arthur Young, Bermuda in 1984. In 1986 joined Marsh & McLennan (Bermuda) Ltd. as an Account Manager and in 1989 was promoted to Vice President. Joined Triangle Insurance Management Ltd. as a Vice President in 1992 and during that period has been responsible for the development and incorporation of several new captive programs. Ms. Witkowski is of Canadian nationality.

Jerome A. Harris.........  Age 57. Director of the Company since July 1998.
                           Secretary of the Company since September 1999. Secretary and Assistant Treasurer of AIIG since May 1998. Assistant Secretary and Assistant Treasurer of AIIG from December 1995 through May 1998. Director of AIIG since May of 1995. Managing Partner of Checkers, Simon & Rosner, LLP, Chicago, Illinois, USA. Senior Managing Director of American Express Tax and Business Services. Founding and past board member and past member of the Executive Committee of the Accountants Liability Assurance Company, Ltd. Former Chairman of the Illinois CPA Society Insurance Liability Task Force.

Jeffry I. Gillman........  Age 58. Director of the Company since July 1999.
                           Director of AIIG from February 1999 to December 1999. Mr. Gillman is the President of Gillman & Shapiro, P.A., in South Miami, Florida, USA. Former member of the AICPA Professional Liability Insurance Plan Committee. Founding trustee of the Florida Institute of CPAs Health Benefit Trust.

Irvin F. Diamond.........  Age 58. Director of the Company since July 1999.
                           Director of AIIG from February 1999 to December 1999. Partner in Rogoff Erickson Diamond & Walker, LLP. Current member of the Board of Directors of Coopers, Inc. and Cimarron Health Plan, an HMO. Current member of the AICPA Insurance Programs Executive Committee. Former member of the New Mexico Society of Certified Public Accountants Professional Liability Task Force. Former member and Vice President of the AICPA Board of Directors. Former President of the New Mexico Society of Certified Public Accountants. Mr. Diamond is a Certified Financial Planner, an AICPA Personal Financial Specialist, and a Registered Investment Advisor in the State of New Mexico. For more than 16 years, Mr. Diamond has been a recognized national expert witness and litigation consultant in CPA's professional liability matters, having served in this capacity more than 25 times.

David N. Thompson........  Age 50. Director of the Company since July 1998.
                           Assistant Secretary of the Company since September 1999. Director of AIIG from May 1998 to December 1999. Chairman and Chief Executive Officer of E-Insure Services, Inc., an Internet insurance marketplace since 1996. He also held positions as President and CEO of Millers American Group in 1988 and 1999, and Senior Vice President--Mergers and Acquisitions, at Meadowbrook Insurance Group, Inc., in 1998. He was COO of Alexander & Alexander's Affinity Group in 1997 and 1996, and prior thereto he was Chairman, President and Chief Executive Officer, with Crum & Forster Managers Group, an underwriter of property and casualty insurance and the predecessor to Coregis Insurance Company. Mr. Thompson is a CPA.

Jerrell A. Atkinson......  Age 58. Director of the Company since September
                           1999. Founder of Atkinson & Co., Ltd. in 1971, Managing Director until 1998, and currently Senior Director. Current member of the AICPA Life and Disability Insurance Committee and the AICPA Benevolent Fund, Inc. Former member of the AICPA Board of Directors, Finance Committee, P.C.P.S. Division of firms (Chairman--1990-1993) and M.A.P. Committee. Former President of the New Mexico Society of CPA's. Mr. Atkinson is also a Certified Valuation Analyst (C.V.A.).

Former Directors

Bruce A. Fenton..........  Age 41. Director and President of the Company from
                           January 1999 to March 2000. Effective as of March 31, 2000, Mr. Fenton resigned as Director and President of the Company for personal and professional reasons unrelated to the management and operation of the Company's business and affairs. Qualified as a Chartered Accountant in 1982 after articling with Ernst & Young in Auckland, New Zealand. After spending time auditing in New Zealand, London and Bermuda, Mr. Fenton joined Continental Risk Services Ltd. in Bermuda in 1986 and was promoted to Vice President/Chief Financial Officer. Joined Triangle Insurance Management Ltd. in 1990 as President and in the period to 1999 has been responsible for the management and marketing functions of Triangle. Mr. Fenton is of British/Bermudian nationality.

Norman C. Batchelder.....  Mr. Batchelder passed away in October, 1999. He was a Director of the Company from July 1998 to September 1999. Mr. Batchelder also served as President, Chairman of the Board, and Director of AIIG from September 1987 to September 1999. He was former Executive Director of the New Hampshire Society of CPAs, former Partner of Smith, Batchelder & Rugg, CPAs, Lebanon, New Hampshire, former member and Chairman of the AICPA Professional Liability Insurance Plan Committee and former President of the New Hampshire Society of CPAs.

                            APPOINTMENT OF AUDITORS

   Prior to the Exchange, Johnson Lambert & Co. served as independent auditor for AIIG. Deloitte & Touche has been retained by the Company as its independent auditor primarily due to Deloitte & Touche's expertise with respect to Bermuda domiciled entities.

   The Board of Directors recommends that shareholders vote "FOR" the appointment of Deloitte & Touche as the Company's independent auditors.

                         BOARD AND COMMITTEE MEETINGS

   There were seven committees of the Board of Directors during 1999 constituted as follows:

                Committee                                Members
                ---------                                -------

 Shareholder Relations Committee........ Prior to September 1999, Messrs.
                                         Batchelder and Katch; as of September
                                         1999, Messrs. Gillman, Diamond, and
                                         Fenton

 Audit Committee........................ Prior to September 1999, Messrs.
                                         Breitweiser and Harris; as of
                                         September, 1999, Messrs. Breitweiser
                                         and Gillman

 Finance and Actuarial Committee........ Prior to September, 1999, Messrs.
                                         Harris and Thompson; as of September,
                                         1999, Messrs. Harris and Atkinson, and
                                         Ms. Witkowski

 Investment Committee................... Prior to September, 1999, Messrs.
                                         Breitweiser and Katch; as of
                                         September, 1999, Messrs. Breitweiser
                                         and Diamond, and Ms. Witkowski

 Underwriting and Reinsurance Committee. Prior to September, 1999, Messrs.
                                         Batchelder and Harris; as of
                                         September, 1999, Messrs. Harris,
                                         Fenton, and Thompson

 Public Relations Committee............. Prior to September, 1999, Messrs.
                                         Batchelder and Thompson; as of
                                         September, 1999, Messrs. Thompson and
                                         Atkinson

 Nominating Committee................... Prior to September, 1999, Messrs.
                                         Breitweiser and Katch; as of
                                         September, 1999, Messrs. Harris and
                                         Gillman

   The seven committees respectively have and may exercise the full power of the Board of Directors, as to all matters relating to the ownership, transfer or redemption of the Company's Common Shares; the annual audit of the Company's financial statements and the review and approval of the Company's fiscal year budget; the Company's investment activity; the review and negotiation of reinsurance contracts; the consideration of various opportunities and options available to the Company; the coordination of press releases and other communications with the public; and the consideration of nominees to the Board of Directors.

   The Board of Directors has not formally adopted a written charter for the Audit Committee. The Audit Committee has the authority to consider the qualification of the Company's independent auditors and make recommendations to the Board of Directors as to their suitability for recommendation to the shareholders for appointment, approve any material, non-audit services to be rendered by such independent auditors, and review and resolve any differences of opinion between such independent auditors and management relating to the preparation of the Company's financial statements.

   During 1999, the Audit Committee met twice, the Investment Committee met three (3) times, the Finance and Actuarial Committee met once, the Nominating Committee met six (6) times, and the Underwriting and Reinsurance Committee met once. During 1999, the Shareholder Relations Committee and the Public Relations Committee conducted their respective committee business informally without a meeting.

   The Board of Directors held a total of four (4) meetings during 1999. All Directors attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by each committee of the Board on which such Directors served.

                      EXECUTIVE AND DIRECTOR COMPENSATION

   Directors of the Company receive an annual retainer of $10,000. They are also paid $600 per half day for each Board meeting and $125 per hour for each committee meeting attended during the calendar year. The Directors of the Company who fill officer positions of the Company do so without salary or other compensation. Directors are entitled to receive reimbursement for expenses incurred in attending Board or committee meetings of the Company or when otherwise acting on behalf of the Company.

   None of the directors of the Company received compensation from the Company exceeding $60,020 during the Company's 1999 fiscal year. The total compensation of all directors in 1999 was $143,050.

   USA Offshore Management, Ltd. ("USA Offshore"), an affiliate of USA Risk, Inc., has agreed to provide certain management services to the Company. Bruce Fenton and Janice Witkowski, who served as President and Vice-President, respectively, of the Company in 1999, are officers of USA Offshore.

                    CERTAIN TRANSACTIONS AND RELATIONSHIPS

   Since 1967 the AICPA has sponsored the AICPA Professional Liability Insurance Plan (the "AICPA Plan" or "Plan"). The initial business of AmerInst Insurance Group, Ltd., the Company's insurance subsidiary (the "Subsidiary"), has been to act as a reinsurer of professional liability insurance policies having effective dates on or after April 1, 1988, which are issued by the primary insurer under the AICPA Plan.

   The AICPA Plan Committee (the "Committee") evaluates the Plan periodically in order to effect changes that the Committee believes will result in a stable and competitively priced source of professional liability insurance coverage for those accounting firms insured under the Plan. To this end, the Committee was involved in the organization of the Company and the Subsidiary, including the selection of the initial directors of the Company. However, the AICPA does not direct the affairs of, it is not responsible for any obligations of, nor does it receive any direct economic benefit from, either the Company or the Subsidiary.

   Although the Subsidiary has entered into reinsurance agreements with the primary insurer under the Plan and another reinsurer under the Plan, and intends to cooperate with the AICPA in the provision, through such reinsurance agreements and otherwise, of reinsurance capacity for the Plan, the Subsidiary has no contractual right to long-term involvement in the Plan. Similarly, other than as provided by the aforementioned reinsurance agreements, the Subsidiary is not obligated to use its reinsurance capacity as part of the Plan and may, in the discretion of its Board of Directors, provide reinsurance for accountants' professional liability coverage in programs not sponsored by the AICPA.

                            ACCOUNTING INFORMATION

   Deloitte & Touche served as the Company's independent public accountant for the fiscal year ended December 31, 1999. The Company does not anticipate that a representative of Deloitte & Touche will be present at the Annual General Meeting.

   Prior to the Exchange, Johnson Lambert & Co. served as independent auditor for AIIG. Deloitte & Touche has been retained by the Company as its independent auditor primarily due to Deloitte & Touche's expertise with respect to Bermuda domiciled entities.

                            REPORT TO SHAREHOLDERS

   The Company has mailed this Proxy Statement to each shareholder entitled to vote at the Annual General Meeting. A copy of the Company's 1999 Annual Report accompanies this Proxy Statement. Included in the 1999

Annual Report are the Company's consolidated financial statements for the fiscal year ended December 31, 1999 and other information about the Company contained in the Company's Annual Report on Form 10-K, as filed with Securities and Exchange Commission.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of the Company's Common Shares, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by Securities and Exchange Commission regulation to furnish the Company with copies of all
Section 16(a) forms they file.

   To the best of the Company's knowledge, based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Section 16(a) forms were required for those persons, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 1999.

             SHAREHOLDER PROPOSALS FOR 2001 ANNUAL GENERAL MEETING

   Pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), shareholders of the Company may present proper shareholder proposals for inclusion in the Company's Proxy Statement and form of proxy for presentation and consideration at the Company's 2001 Annual Meeting of Shareholders. In order to be so included in the Company's 2001 Annual General Meeting, shareholder proposals must be received by the Company no later than January 10, 2001 and must otherwise comply with the requirements regarding shareholder proposals under Rule 14a-8 of the Exchange Act. If a shareholder who has notified the Company of his intention to present a proposal at the 2001 Annual General Meeting does not appear personally or send a qualified representative to present his proposal at such meeting, the Company need not present the proposal for a vote at the 2001 Annual General Meeting.

   All notices of proposals by shareholders, whether or not to be included in the proxy materials, should be sent to the attention of the Secretary of the Company at its principal executive offices at AmerInst Insurance Group, Ltd., c/o USA Offshore Management, Ltd., No. 2 Reid Street, Hamilton, Bermuda HM 11.

                                OTHER BUSINESS

   As of the date hereof, the foregoing is the only business which management intends to present, or is aware that others will present, at the Annual General Meeting. If any other proper business should be presented at the Annual General Meeting, the proxies will be voted in respect thereof in accordance with the discretion and judgment of the person or persons voting the proxies.

                                          By order of the Board of Directors

                                          RONALD S. KATCH
                                          Chairman of the Board
                                          AmerInst Insurance Group, Ltd.

YOUR VOTE IS IMPORTANT. PLEASE PROMPTLY COMPLETE AND SIGN THE ENCLOSED FORM OF
                 PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

PROXY                                                                      PROXY

                         AMERINST INSURANCE GROUP, LTD.
          This Proxy is solicited on behalf of the Board of Directors for the Annual General Meeting of Shareholders to be held June 1, 2000.

     Ronald S. Katch and Bruce W. Breitweiser, or either of them, are designated as proxies, with full power of substitution, to vote all the Common Shares of AmerInst Insurance Group, Ltd. which the undersigned may be entitled to vote at the Annual General Meeting of Shareholders to be held on June 1, 2000, or at any adjournment thereof, as specified on the reverse side of this card.

     You may enter your vote on the reverse side of this card.

     The Company's directors recommend a vote FOR each proposal listed. The proxies shall vote as specified, but if no choice is specified the proxies shall vote in accordance with the recommendations of the Company's directors. If other business is presented at said meeting, this proxy shall be voted in accordance with the best judgment of the proxies on those matters.

     YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                 (Continued and to be signed on reverse side.)

                         AMERINST INSURANCE GROUP, LTD.

     Please mark vote in oval in the following manner using dark ink only.

1.  Election of three directors:

     Nominees:         Ronald S. Katch,
                       Bruce W. Breitweiser, and
                       Paul Bailie


          FOR ALL               WITHHOLD ALL

     FOR ALL (Except Nominee written below).
     ____________________________________

2.   Appointment of Deloitte & Touche as the Company's independent auditor.

     For ___   Against ___   Abstain ___

3. With discretionary power in the transaction of such other business as may properly come before the meeting.

SIGNATURE(S)                                          DATED               2000.
            -----------------------------------------      --------------,

            -----------------------------------------
            PRINT NAME



IMPORTANT:  Please date this proxy and sign exactly as your name or names appear(s) in the Company's records. If the stock is held jointly, signatures should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity should give full title.